united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2017

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 16, 2017, the Board of Directors of Astoria Financial Corporation declared a quarterly cash dividend of $16.25 per share ($0.40625 per each depositary share) on its 6.5% Series C Non-Cumulative Perpetual Preferred stock. This quarterly cash dividend will be distributed on July 17, 2017 to shareholders of record as of June 30, 2017.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/	Theodore S. Ayvas
Theodore S. Ayvas
Vice President and
Director of Investor Relations

Dated:    June 16, 2017